                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                         July 31, 2001 (July 26, 2001)


                             Wal-Mart Stores, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)


   Delaware                            001-06991                       71-0415188
   --------                            ---------                       ----------

(State or other                 (Commission File Number)     (IRS Employer Identification No.)
Jurisdiction of
Incorporation)

                              702 S.W. 8th Street
                          Bentonville, Arkansas 72716
                          ---------------------------
             (Address of principal executive offices)  (Zip code)


              Registrant's telephone number, including area code:
                                (501) 273-4000
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Item 5.   Other Events.

        On July 31, 2001, Wal-Mart Stores, Inc. (the "Company") completed the sale to the Designated Underwriters (as described herein) of $1,500,000,000 aggregate principal amount of the Company's 4.375% Notes Due 2003 (the "2003 Notes") and of $1,500,000,000 aggregate principal amount of the Company's 5.450% Notes Due 2006 (the "2006 Notes" and collectively with the 2003 Notes, the "Notes"), pursuant to a Pricing Agreement, dated as of July 26, 2001 (the "Pricing Agreement"), by and among the Company, Wal-Mart Cayman (Euro) Finance Co., a Cayman Islands exempted company; Wal-Mart Cayman (Canadian) Finance Co., a Cayman Islands exempted company, Wal-Mart Cayman (Sterling) Finance Co., a Cayman Islands exempted company (collectively, the "Finance Subsidiaries"), on the one hand, and Lehman Brothers Inc. and Goldman Sachs & Co., as representatives for themselves and the other underwriters named therein (the "Designated Underwriters"), on the other hand. The Pricing Agreement incorporates by reference the terms of that certain Underwriting Agreement, dated as of July 26, 2001, by and between the Company, the Finance Subsidiaries and the Designated Underwriters. The series of 2003 Notes and the series of 2006 Notes were created and established, and the terms and conditions of the series of 2003 Notes and the series of 2006 Notes were established by action of the Company and an authorized officer pursuant to and in accordance with the Indenture, dated as of July 5, 2001, between the Company and the Finance Subsidiaries as Issuers, the Company as the Guarantor of any Debt Securities issued by any of the Finance Subsidiaries and Bank One Trust Company, NA, as Trustee (the "Indenture"). The terms of the Notes are as set forth in the Indenture and in the forms of Notes, copies of which are filed as Exhibits to this Current Report on Form 8-K. The Notes were delivered in the form of four global notes representing the 2003 Notes issued and sold and four global notes representing the 2006 Notes issued and sold (collectively, the "Global Notes"). Copies of the Pricing Agreement, the Underwriting Agreement, and the form of Global Notes, are attached as exhibits to this Current Report on Form 8-K. Also attached to the Current Report on Form 8-K are Series Terms Certificates, as contemplated by the Indenture, which evidence the establishment of certain terms and conditions of the 2003 Notes and the 2006 Notes in accordance with the Indenture.


Item 7.       Financial Statements and Exhibits.

        (c)   Exhibits

        1(a) Underwriting Agreement, dated as of July 26, 2001, by and among the Company, the Finance Subsidiaries and the Designated Underwriters.

        1(c) Pricing Agreement, dated as of July 26, 2001, by and among the Company, the Finance Subsidiaries and the Designated Underwriters.

        4(a) Series Term Certificate for Wal-Mart Stores, Inc. 4.375% Notes Due 2003.

        4(b) Series Term Certificate for Wal-Mart Stores, Inc. 5.450% Notes Due 2006.

       4(c) Form of Global Note representing the Wal-Mart Stores, Inc. 4.375% Notes Due 2003.

       4(d) Form of Global Note representing the Wal-Mart Stores, Inc. 5.450% Notes Due 2006.

       5     Hughes & Luce, LLP Legality Opinion.
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: July 31, 2001
                             WAL-MART STORES, INC.


                             By:  /s/ Thomas M. Schoewe
                                 --------------------------------------
                                  Name:  Thomas M. Schoewe
                                  Title: Executive Vice President
                                         and Chief Financial Officer
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                                   INDEX TO EXHIBITS

Exhibit
Number                                 Description
------                                 -----------

 1(a) Underwriting Agreement, dated as of July 26, 2001 by and among the Company, the Finance Subsidiaries and the Designated Underwriters.

 1(c) Pricing Agreement, dated as of July 26, 2001, by and among the Company, the Finance Subsidiaries and the Designated Underwriters.

 4(a)      Series Term Certificate for Wal-Mart Stores, Inc. 4.375% Notes Due
           2003.

 4(b)      Series Term Certificate for Wal-Mart Stores, Inc. 5.450% Notes Due
           2003.

 4(c) Form of Global Note representing the Wal-Mart Stores, Inc. 4.375% Notes Due 2003.

 4(d) Form of Global Note representing the Wal-Mart Stores, Inc. 5.450% Notes Due 2006.

  5        Hughes & Luce, LLP Legality Opinion.